Exhibit 10.24

PROMISSORY NOTE

Date: April 20, 2020

To the order of:	FRANK ZARCONE
(the "Lender")

For Value Received, the undersigned (the "Borrowers") promise to pay, on a joint and several basis, to or to the order of the Lender or to the Lender of this promissory note (the "Note"), the principal amount specified below ("Principal"), together with all interest as set forth below (“Interest”) on the maturity date set forth below (the “Maturity Date”), subject to the terms and conditions as set forth below.

This Note is a negotiable instrument.

1.	Principal: The Principal of this Note is $221,692.81 (USD) plus $15,300.00 (USD) for an aggregate amount of $236,992.81 (USD)

2.	Maturity Date: The Maturity Date is April 20, 2021.

3.	Interest: Interest shall accrue at a rate of twelve percent (12%) per annum, calculated monthly, not in advance. The covenant to pay Interest shall not merge on the taking of a judgment or judgments with respect to any of the obligations herein stipulated for.

4.	Payments: All payments made pursuant to this Note shall be applied first to accrued Interest and then to the unpaid Principal.

5.	Prepayment Privileges: Provided not in default, this Note may be prepaid without notice, bonus, or penalty.

6.	Default:

(1)	The following are acts or events of default:

(a)	The failure to pay or perform and pay any obligations, liabilities or indebtedness owed by any of the Borrowers to the Lender as and when due, whether contemplated under this Note or under another present or future agreement, note or instrument as and when due (whether due by maturity or by acceleration); or

(b)	The insolvency of any of the Borrowers or the appointment of a receiver, manager, trustee, liquidator, for any of the property of the Borrowers or an assignment for the benefit of any of the Borrowers’ lenders; or

(c)	Execution is levied or issued against all or any part of any of the Borrowers’ property; or

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(d)	The institution of a proceeding in bankruptcy against any of the Borrowers, whether voluntarily or involuntarily, or the institution of proceedings by any of the Borrowers to obtain relief against their respective Lender; or

(e)	An occurrence of any default by any of the Borrowers under any form of security agreement given by any of the Borrowers as security for the obligations hereunder.

(2)	Despite any time allowed for payment under the Note, where there is an act or event of default, the total Principal then outstanding plus all accrued Interest under the Note shall immediately become due and payable to the Lender.

(3)	In the event of a default, the Borrowers shall pay all costs incurred by the Lender in enforcing and collecting upon this Note, including legal costs on a substantial indemnity scale.

7.	Presentment, etc.: The Borrowers hereby waive presentment, demand, notice of dishonor, notice of protest, notice of non-payment and any other notice required by law to be given to the Borrowers on this Note in connection with the delivery, acceptance, performance, default or enforcement of this Note and consents to,

(a)	any delays, extensions, renewals or other modifications of this Note;

(b)	any waivers of any term or condition of this Note;

by the Lender or any other person, and the Borrowers agree that no such action or failure to act by the Lender or any other person shall affect or impair the obligations of the Borrowers, or be construed as being a waiver by the Lender or that other person of its rights under the Note.

8.	Proper Law

This Note is subject to the laws of the State of Delaware and the Borrowers consent to the non-exclusive jurisdiction of the courts of the State of Delaware in respect of all proceedings arising under the Note.

9.	Interpretation: In this Note,

(a)	a word importing the masculine, feminine or neuter gender only includes members of the other genders;

(b)	a word defined in or importing the singular number has the same meaning when used in the plural number, and vice versa;

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(c)	the headings to each section are inserted for convenience of reference only and do not form part of the Note;

(d)	all references to the Lender shall be deemed to include the successors and assigns of the Lender and any Lender of this Note.

Signed as of the date first above written

TARGET GROUP INC.
Per: /s/ Anthony Zarcone

Name: Anthony Zarcone
I have authority to bind the Corporation

CANARY RX INC.
Per: Anthony Zarcone

Name: Anthony Zarcone
I have authority to bind the Corporation

VISAVA INC.
Per: Anthony Zarcone

Name: Anthony Zarcone
I have authority to bind the Corporation

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